SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                 (Amendment No.)

                           Check the appropriate box:

                      [X] Preliminary information statement
     [ ] Confidential, for use of the Commission only (as permitted by Rule
                                  14c-6(d)(2))
                      [ ] Definitive information statement

                           Thaon Communications, Inc.
                (Name of Registrant as specified in Its Charter)

               Payment of filing fee (check the appropriate box):

                               [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

       (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
              (4) Proposed maximum aggregate value of transaction:
                               (5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

                           THAON COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF THAON COMMUNICATIONS, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of Thaon Communications, Inc., a Nevada corporation (the "Company"), that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the "Written Consent") has been executed to be effective twenty (20) days from the date of mailing this Information Statement you. The Written Consent authorizes the following corporate actions:

       1. The election of three Directors for a term of one year or until their successors are duly elected and qualified;

       2. Approval of an amendment to the Company's Articles of Incorporation to effect a one for fifty reverse stock split;

       3. Authorization of the Company's sale of 85% of its stock of Legal Broadcast Company; and

       4. Ratification of the appointment of Kabani & Co., Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

Because execution of the Written Consent was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors has fixed the close of business on October 31, 2002 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about November 11, 2002 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS CONTAINED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

                           THAON COMMUNICATIONS, INC.

                      INFORMATION STATEMENT ON SCHEDULE 14C

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 134,021,559; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

 |-------------------------------|------------------|--------------------------|
 |                               |                  |        Percentage        |
 |     Name and Address(1)       | Number of Shares |   Beneficially  Owned(2) |
 |-------------------------------|------------------|--------------------------|
 |Adam Anthony; CEO, President,  | 36,501,669(3)    |   21.6%                  |
 |Director                       |                  |                          |
 |-------------------------------|------------------|--------------------------|
 |David Nelson; Director         | 440,000          |   *                      |
 |-------------------------------|------------------|--------------------------|
 |Jeanene Morgan; CFO            | 453,606          |   *                      |
 |-------------------------------|------------------|--------------------------|
 |Steven Aquavia; Director       | 733,462          |   *                      |
 |-------------------------------|------------------|--------------------------|
 |All Executive Officers &       | 38,128,737       |   22.5%                  |
 |Directors as a Group           |                  |                          |
 |-------------------------------|------------------|--------------------------|
 |Richard Anthony                | 35,550,996(4)    |   21.0%                  |
 |-------------------------------|------------------|--------------------------|
 |Doug Mondo                     | 14,414,001(5)    |   9.9%                   |
 |-------------------------------|------------------|--------------------------|
  * Less than 1%                 |
  ---------------

(1)  C/O the Company's address.

(2) Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3) Includes 35,323,207 shares which may be issued upon conversion of 1,000,000 shares of the Company's Series D Preferred Stock.

(4) Includes 35,323,207 shares which may be issued upon conversion of 1,000,000 shares of the Company's Series D Preferred Stock.

(5) Includes 10,950,194 shares which may be issued upon conversion of 310,000 shares of the Company's Series D Preferred Stock.

                              ELECTION OF DIRECTORS

Three Directors were elected for the ensuing year or until their successors are duly elected and qualified.

  |---------------------------------------|--------------------------|
  |                    Name               |        Age               |
  |---------------------------------------|--------------------------|
  |  Adam Anthony                         |         36               |
  |---------------------------------------|--------------------------|
  |  Steven Aquavia                       |         30               |
  |---------------------------------------|--------------------------|
  |  David Nelson                         |         60               |
  |---------------------------------------|--------------------------|

The consent of a majority of the voting shares of the Company was given for the election of the directors listed above.

                        DIRECTORS AND EXECUTIVE OFFICERS

ADAM ANTHONY has been president, chief executive officer and a director of the Company since January 2001. Mr. Anthony is a co-founder of the Company's subsidiary, Prime Time Media Solutions, and has served as its chief executive officer since May 1996. A former golf All-American and touring professional, his experience in the golf industry was instrumental in carving out Prime Time's initial niche in the media industry as the agency of choice for companies utilizing golf infomercials.

STEVE AQUAVIA has been a director of the Company since October 9, 2001. Mr. Aquavia is the executive vice president of the Company's subsidiary, Prime Time Media Solutions. He was product manager for Smart & Friendly from April 1999 to February 2000, and vice president of marketing for MediaConnex from February 2000 to June 2001. Mr. Aquavia worked as senior media manager for Western International Media from August 1993 to July 1997. Mr. Aquavia is a graduate of the Marshall School of Business at the University of Southern California, having received an MBA in Marketing and Entrepreneurial Studies.

DAVID NELSON has been a director of the Company since October 9, 2001. Mr. Nelson has been managing director of Optima Financial, a private financial consulting group since March 1990. Mr. Nelson is an inactive member of the California State Bar of California and a California Licensed Real Estate Broker. Mr. Nelson's background includes experience in the tax and audit department of Deloitte Touche, and extensive experience in strategic planning and corporate structuring. He received an L.L.D. from the University of California, Hastings College of the Law and a B.S. degree in Business Administration from the University of Colorado.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

There currently are no committees of the Board of Directors.

The Board of Directors held 34 meetings in fiscal 2001. All Directors attended at least 80% of the meetings of the Board of Directors.

DIRECTOR COMPENSATION

   All directors receive 400,000 shares of the Company's restricted common stock. Granting occurs in equal amounts every six months. All directors are reimbursed for out-of-pocket expenses incurred in connection with the Company's business and receive $500 for attending each meeting of the board of directors.

                             EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION

All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION TABLE

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the last three fiscal years. The following table provides summary information for the last three fiscal years concerning cash and noncash compensation paid or accrued by the Company to or on behalf of the Company's chief executive officers.



|------------------------|------|--------------------------------|--------------------------------------------------|--------------|
|                        |      |          Annual Compensation   |          Long Term Compensation                  |              |
|                        |      |---------|-------|--------------|----------------------------------------|---------|              |
|                        |      |         |       |              |               Awards                   | Payouts |  All Other   |
|                        |      |         |       | Other Annual |----------------|-----------------------|---------| Compensation |
|     Name and Principal | Year | Salary  | Bonus | Compensation |                |                       |         |     ($)      |
|         Position       |      |   ($)   |  ($)  |     ($)      |   Restricted   | Securities Underlying |  LTIP   |              |
|                        |      |         |       |              | Stock Award(s) |     Options/SAR's     | Payouts |              |
|                        |      |         |       |              |      ($)       |          (#)          |   ($)   |              |
|                        |      |         |       |              |                |                       |         |              |
|------------------------|------|---------|-------|--------------|----------------|-----------------------|---------|--------------|
|Adam Anthony            | 2001 | $72,000 |    -- |           -- |             -- |        225,000        |      -- |           -- |
|  Chief Executive       |      |         |       |              |                |                       |         |              |
|  Officer(1)            |      |         |       |              |                |                       |         |              |
|------------------------|------|---------|-------|--------------|----------------|-----------------------|---------|--------------|
|James Ocon              | 2000 | $49,460 |    -- |           -- |             -- |          --           |      -- |           -- |
|  Acting Chief          |      |         |       |              |                |                       |         |              |
|  Executive Officer(2)  |      |         |       |              |                |                       |         |              |
|------------------------|------|---------|-------|--------------|----------------|-----------------------|---------|--------------|
|Corey Quinn             | 1999 | $60,000 |    -- |           -- |             -- |          --           |      -- |           -- |
|  Chief Executive       |      |         |       |              |                |                       |         |              |
|  Officer (3)           |      |         |       |              |                |                       |         |              |
|------------------------|------|---------|-------|--------------|----------------|-----------------------|---------|--------------|


STOCK AND COMPENSATION PLANS

     On November 21, 2001, the Company enacted its 2001 Stock Option Plan (the "Plan"), reserving 10,000,000 shares of its common stock for issuance to eligible employees and directors of the Company and participating affiliates.

     On February 14, 2002, the Company amended the Plan to increase the number of shares reserved for issuance from 10,000,000 to 20,000,000.
--------------------
(1) Effective January, 2001 - Present
(2) Effective July, 2000 - January, 2001
(3) Effective December, 1999 - July, 2000

     On April 10, 2002, the Company amended the Plan to increase the number of shares reserved for issuance from 20,000,000 to 30,000,000.

     The Plan is administered by the Company's Board of Directors. Each option term may not exceed five years. As of the date hereof, the Company has issued 28,074,054 options, of which 27,474,054 have been exercised and 600,000 remain outstanding and unexercised.

     The Plan was approved by the Company's shareholders on November 6, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 28, 2002, the Company's subsidiary, CastPro, entered into a joint venture with Talentclick, and on March 7, 2002, the Company, executed a letter of intent to acquire Talentclick. Talentclick is a wholly owned subsidiary of ieProducer.com, Inc. Stan Lerner, director of business development and a director of the Company, is the president of ieProducer.com, Inc. and a director of Talentclick. Two of the Company's former directors, Rowland Perkins and Mike Fenton, serve as Talentclick's president and director, respectively.

                               REVERSE STOCK SPLIT

The consent of a majority of the voting shares of the Company was given for the approval of an amendment to the Company's Articles of Incorporation to effect a one for fifty reverse stock split.

PURPOSE AND EFFECTS OF THE REVERSE SPLIT

PURPOSES

The primary purpose of the reverse stock split is to combine the outstanding shares of common stock so that the common stock outstanding after the reverse split is closer to other similar companies both in number of shares outstanding and price per share. The Company feels this action will benefit current shareholders by facilitating greater trading liquidity in the Company's stock. However, there can be no assurance that the Company's stock will, in fact, experience greater trading liquidity after the reverse split occurs.

The aggregate market value of the Company's common stock, $0.001 par value held by non-affiliates was approximately $382,235, based on the closing price for the common stock on October 1, 2002. On October 1, 2002, the number of shares outstanding of the Company's common stock, $0.001 par value (the only class of voting stock), was 134,021,559.

Over the last year, ending October 1, 2002, the closing price for the common stock on the Over the Counter Bulletin Board ranged from $0.0025 to $0.0035 per share. The closing price for the common stock on October 1, 2002, was $0.003 per share. The Bulletin Board does not require any minimum share price for shares to be quoted on it. However, we believe that such a low quoted market price per share may:

     o   discourage potential new investors,
     o   increase market price volatility; and
     o   reduce the liquidity of our common stock.

We believe that the reverse stock split will increase the price at which the shares are quoted, but we cannot guarantee that this will happen or that any increased price will be maintained.

REASONS

We believe that the current per share price level of our common stock has reduced the effective marketability of the shares because many leading brokerage firms are reluctant to recommend low priced stock to their clients. Some investors view low-priced stock as unattractive because of the greater trading volatility sometimes associated with these stocks. In addition, a variety of brokerage house policies and practices relating to the payment of brokerage commissions make the handling of low priced stocks unattractive to brokers from an economic standpoint. In addition, since brokerage commissions on low-priced stock are generally higher as a percentage of the stock price than commissions on higher priced stock, the current share price of the common stock means that stockholders are paying higher transaction costs than they would pay if the share price were substantially higher. The relatively high commission costs also may limit the willingness of institutions to purchase the common stock at its current low share price.

The reverse split will also increase the number of authorized but unissued shares of common stock. The increase in authorized shares will allow us to consider the possibility of other corporate needs or opportunities, such as financing transactions, possible future acquisitions, employee benefits and other corporate purposes.

For all the above reasons, we believe the reverse stock split is in the best interests of both the Company and its stockholders. We expect that after the reverse stock split, the common stock will trade at a higher price than the current market price of the common stock. However, we cannot give any assurance that it will trade at fifty times the market price before the reverse stock split.

EFFECTS

EFFECTS ON THE STOCKHOLDERS

EXCEPT FOR THE MINOR EFFECT OF ROUNDING FRACTIONAL SHARES UP OR DOWN, THE REVERSE STOCK SPLIT WILL NOT AFFECT ANY STOCKHOLDER'S PROPORTIONATE EQUITY INTEREST IN THE COMPANY.

As of the date of this Information Statement, we had approximately 1,633 record holders of common stock, based on information received from the transfer agent. We estimate that, after the reverse stock split, we will continue to have approximately the same number of stockholders.

A stockholder who has fewer than 50 shares will be entitled to receive, in lieu of a fractional share, upon written request, a cash payment of $0.003. Other fractional shares that would result from the reverse split will be rounded up or down to the nearest whole share.

EFFECT ON HOLDERS OF OPTIONS, WARRANTS, AND CONVERTIBLE SECURITIES

After the reverse stock split, the number of shares of common stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, common stock, and the per share exercise or conversion prices under those securities, will be adjusted appropriately, so that the aggregate number of shares of common stock that may be issued on exercise or conversion will be one-fiftieth of the number issuable before the reverse split, and the aggregate exercise or conversion prices will remain unchanged.

NO APPRAISAL RIGHTS

Nevada law does not provide dissenters' rights as the result of a reverse stock split. Any stockholders who object will nevertheless be bound by the decision of the majority of stockholders to approve the reverse split on the proposed terms. Objecting stockholders will not be entitled to receive payment for their shares, and will not have any other legal rights to prevent the transaction from occurring.

EFFECT ON THE COMPANY

The reverse split will reduce the number of shares of common stock that are issued and outstanding. We are currently authorized under our certificate of incorporation to issue 250,000,000 shares of the common stock. As of the date of this Information Statement, an aggregate of 127,533,972 shares of the common stock were issued and outstanding. The reverse stock split will reduce the number of issued and outstanding shares of the common stock to approximately 2,550,680; however, the number of authorized shares will remain at 250,000,000.

The par value of the common stock will remain at $.001 per share following the reverse stock split, and the number of shares of the common stock outstanding will be reduced. As a result, the aggregate par value of the outstanding common stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding common stock for statutory and accounting purposes will be correspondingly increased. The reverse stock split will not affect our retained deficit, and stockholders' equity will remain substantially unchanged.

After the reverse stock split is completed, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information about us will be restated to reflect the reverse stock split.

If we had completed the reverse stock split on June 30, 2002, the last date for which our financial statements have been filed with the Securities and Exchange Commission, there would not have been any effect on our $1,134,298 net loss for the six month period then ended.

EXCHANGE ACT REGISTRATION

The shares are currently registered under the Securities Exchange Act of 1934. We do not expect to deregister our shares as a result of the reverse split, and we intend to continue filing reports under that Act.

ADDITIONAL EFFECTS OF AUTHORIZED BUT UNISSUED SHARES

The reverse split will increased the number of authorized but unissued shares of common stock as a percentage of the total number of shares of common stock authorized. Existing stockholders do not have any preemptive rights under the certificate of incorporation or otherwise to purchase any shares of common stock that we may issue. Shares may be issued in the future that may dilute the voting power of existing stockholders, increase or decrease earnings per share and/or increase or decrease the book value per share of the shares then outstanding.

The ability of the Board of Directors to issue additional shares of common stock without further stockholder approval could discourage any possible unsolicited efforts to acquire control of the company. However, the reverse split is not intended as an anti-takeover device. Management is not aware of any third party who may currently intend to accumulate our common stock or to gain control of the Company.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the reverse stock split to holders of our common stock and to the Company. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations, rulings and judicial decisions currently in effect, all of which are subject to change. The summary does not address all aspects of federal income taxation that may apply to a stockholder because of his particular circumstances, and it does not discuss any special rules that may be applicable to some types of investors (for example, estates, trusts, individuals who are not citizens or residents of the United States, foreign corporations, insurance companies, regulated investment companies, tax-exempt organizations and dealers in securities). The discussion assumes throughout that stockholders have held the shares of Company common stock subject to the reverse stock split as capital assets at all relevant times. The summary does not cover the applicability and effect of any state, local or foreign tax laws on the reverse stock split, and investors should accordingly consult their own tax advisors for information about the state, local and foreign tax consequences of the transaction.

THE FOLLOWING DISCUSSION SUMMARIZING CERTAIN FEDERAL TAX CONSEQUENCES IS BASED ON CURRENT LAW. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX EFFECTS OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

Stockholders will not recognize gain or loss from the reverse split. Their adjusted tax basis of their new common stock will be the same as their adjusted tax basis in their existing common stock. The holding period of new common stock received as a result of the reverse split will be the same as holding period for the stockholder's existing common stock.

The reverse split will be a tax-free recapitalization to the Company under the Internal Revenue Code. The Company will not recognize any gain or loss as a result of the reverse split. There will not be any other material tax consequences to the Company from the transaction. The tax consequences of the reverse split to affiliates of the Company who are stockholders will be the same to those affiliates as they are to other stockholders. There will be no material tax consequences from the reverse split to affiliates who are not stockholders of the Company.

EXCHANGE OF CERTIFICATES

When the reverse stock split is effected, the Company or its transfer agent will provide holders of record on the effective date of the reverse stock split with transmittal forms and instructions for exchanging their stock certificates for a new certificate or certificates representing the appropriate number of new shares of Company common stock. On the effective date of the reverse stock split, each certificate representing an outstanding share of Company common stock will be deemed for all corporate purposes, and without further action by any person, to evidence ownership of the reduced whole number of new shares of Company common stock.

If certificates for shares of common stock have been lost or destroyed, we may, in our discretion, accept a properly executed affidavit and indemnity agreement of loss or destruction, in a form satisfactory to us, in lieu of the lost or destroyed certificate. Additional instructions regarding lost or destroyed stock certificates will be included with the transmittal form and instructions sent to stockholders of record after the reverse stock split is effected.

We will send the transmittal form and instructions to stockholders of record promptly after the effective date of the reverse stock split. Do not send in your stock certificate until you receive the transmittal form and instructions.

Stockholders will not have to pay any brokerage commissions in connection with the exchange of certificates.

                         RATIFICATION OF APPOINTMENT OF
                      INDEPENDENT AUDITORS FOR FISCAL 2002

The Company has retained Kabani & Co., Inc. as its independent public accountants for the fiscal year ending December 31, 2002. Kabani & Co., Inc. was the independent accountants for the Company for the last year and has no financial interest, either direct or indirect, in the Company.

The following table presents fees for the professional audit services rendered by Kabani & Co., Inc. for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by Kabani & Co., Inc. for fiscal year 2001.

               |------------------|--------------|
               | Audit fees       |  $54,000.00  |
               |------------------|--------------|
               | All other fees   |   $6,000.00  |
               |------------------|--------------|
               | Total fees       |  $60,000.00  |
               |------------------|--------------|

The consent of a majority of the voting shares of the Company was given for the ratification of Kabani & Co., Inc. as the Company's independent public accountants.

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2003 annual meeting of stockholders is expected to be held on or about October 1, 2003, and proxy materials in connection with that meeting are expected to be mailed on or about September 1, 2003. Proposals of stockholders of the Company that are intended to be presented at the Company's 2003 annual meeting must be received by the Company no later than May 1, 2003, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during it 2001 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

                                  ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, and Quarterly Reports on Form 10-QSB for the periods ended March 31, 2002 and June 30, 2002 are each incorporated by reference into this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge upon written request to Adam Anthony, Thaon Communications, Inc., 51 Zaca Lane, Suite 120, San Luis Obispo, California 93401 or on the Internet at www.sec.gov from the SEC's EDGAR database.


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


By Order of the Board of Directors

/s/ Adam Anthony
--------------------------
BY: Adam Anthony, President